EMPLOYMENT AGREEMENT



               AGREEMENT by and between CSX Corporation, a Virginia corporation (the "Company") and John W. Snow (the "Executive") dated as of the 15th day of June, 1999.

               WHEREAS, Section 11 of the CSX Corporation 1987 Long-Term Performance Stock Plan ("1987 Plan") provides that the Compensation Committee of the Board of Directors of CSX Corporation ("Committee") may, in its discretion, set forth in a written agreement with Executive conditions, restrictions or limitations upon the grant of a Restricted Stock Award ("RSA") which differ from the terms set forth in the 1987 Plan;

               WHEREAS, the RSA grants hereunder are made pursuant to the 1987 Plan and this Agreement;

               NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1. Effective Date.  The "Effective Date" shall mean June 30, 1999.
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2. Employment Period. The Company hereby agrees to employ the Executive, and the
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Executive  hereby agrees to enter into the employ of the Company  subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on the third anniversary thereof, or if later, until the appointment of the Executive's successor as Chief Executive Officer of the Company (the "Employment Period").

3. Terms of Employment.  (a) Position and Duties.  (i) (A) During the Employment
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Period, the Executive shall serve as Chairman and Chief Executive Officer of the
Company with such authority, duties and responsibilities as are commensurate with such position and as may be consistent with such position, including oversight of the integration of Conrail and succession planning, and (B) the Executive's services shall be performed in Richmond, Virginia. If elected, the Executive shall serve on the Company's Board of Directors during the Employment Period.

(ii)During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote substantially all of his attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

(b) Compensation.  (i) Base Salary.  During the Employment Period, the Executive
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shall  receive an annual base salary  ("Annual Base Salary") of no less than the base salary paid to the Executive immediately prior to the Effective Date. During the Employment Period, the Annual Base Salary shall be reviewed in accordance with the Company's current practice. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased. As used in this Agreement, the term "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

                      (ii)   Annual Bonus.  During the Employment Period, the
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Executive shall be eligible to receive an annual cash bonus ("Annual  Bonus") on the same basis as immediately prior to the Effective Date.

(iii) Incentive Awards. In addition to the Executive's participation in stock and other long-term incentive programs of the Company, the Executive shall receive: (A) with respect to the Plan Year ending June 30, 1999, a grant of 150,000 shares of restricted Company common stock subject to the conditions described below, and (B) with respect to the Plan Year ending June 30, 2000, 100,000 shares of restricted Company stock subject to the conditions described below (the "Restricted Shares"). The Restricted Shares shall be granted to the Executive upon his certification that he has acquired since April 27, 1999, 250,000 shares of the Company's common stock. Except as otherwise provided herein, the Restricted Shares shall vest at the end of the Employment Period, or at such earlier time as provided by the Committee, provided that the Company's average free cash-flow per share on an annualized basis, as adjusted for any extraordinary events, during such period is higher than its free cash-flow per share, as adjusted for any extraordinary events, for the four consecutive quarters ending March 26, 1999. Notwithstanding the foregoing, the Restricted Shares shall vest upon a Change of Control of the Company, as defined in the Company's 1987 Plan.

(iv)  Retirement.  The Executive  shall be provided with pension  benefits as in
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effect immediately prior to the Effective Date, provided that in determining the amount of the Executive's retirement benefits, with respect to the time the Executive remains employed by the Company, the value of the Restricted Shares as of the date of grant to the extent performance goals pursuant to Section 3(iii) have been met as of that date shall be treated as if being paid to him as a cash bonus, for the purpose of pension computation only, ratably over a 36 month period based on the value of such shares on the date of grant.

(v) Other  Employee  Benefit  Plans.  During the  Employment  Period,  except as
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otherwise  expressly  provided  herein,  the  Executive  shall  be  entitled  to participate in all employee benefit, welfare, vacation, fringe benefit and other plans, practices, policies and programs as provided to him immediately prior to the Effective Date.

4.  Termination  of  Employment.   (a)  Death  or  Disability.  The  Executive's
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employment shall terminate  automatically  upon the Executive's death during the
Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of "Disability" set forth in the 1987 Plan), it may give to the Executive written notice in accordance with Section 10(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties.

(b)  Cause.  The Company may terminate the Executive's employment during the
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Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

(i) the continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or

(ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company, or

(iii) conviction of a felony or guilty or nolo contendere plea by the Executive with respect thereto.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

(c) Good Reason.  The Executive's  employment may be terminated by the Executive
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for Good Reason. For purposes of this Agreement, "Good Reason" shall mean in the absence of a written consent of the Executive, a material breach by the Company of a material term of this Agreement, after the Executive has given the Company notice thereof and a reasonable opportunity to cure.

(d) Notice of  Termination.  Any termination by the Company for Cause, or by the
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Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 10(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

(e) Date of  Termination.  "Date of  Termination"  means (i) if the  Executive's
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employment is terminated by the Company for Cause,  or by the Executive for Good
Reason, the date of receipt of the Notice of Termination or any later date specified therein within 30 days of such notice, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

5. Obligations of the Company upon Termination.  (a) Good Reason; Other Than for
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Cause, Death or Disability.  If, during the Employment Period, the Company shall
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terminate the Executive's employment other than for Cause or Disability or the
Executive's employment is terminated by reason of his death, or the Executive shall terminate employment for Good Reason:

(i) the Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, and (2) the product of (x) the highest annual bonus paid to the Executive for any of the three years prior to the Effective Date (the "Recent Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the fiscal year in which the Date of Termination occurs through the Date of Termination, and the denominator of which is 365, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1) and (2), shall be hereinafter referred to as the "Accrued Obligations"); and

(ii) until June 30, 2002, the Company shall continue to provide medical and dental benefits to the Executive, his spouse and dependents on a basis as such benefits are provided to the Executive's successor (collectively "Medical Benefits");

(iii)   the Restricted Shares shall vest immediately; and

(iv) to the extent not theretofore paid or provided by the Company or deferred by Executive, the Company shall pay on a timely basis or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies through the Date of Termination (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

(b)  Death.  If the  Executive's  employment  is  terminated  by  reason  of the
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Executive's death during the Employment  Period,  this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. In addition, the Restricted Shares shall vest immediately. Accrued Obligations, Other Benefits and the Restricted Shares shall be paid or distributed to the Executive's estate or beneficiary, as applicable, within 30 days of the Date of Termination. The Accrued Obligations shall be paid in a lump sum. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(b) shall include death benefits as in effect on the date of the Executive's death and the continued provision of Medical Benefits to the Executive's current spouse and dependents (as defined in the CSX Medical Plan).

(c)  Disability.  If the  Executive's  employment is terminated by reason of the
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Executive's  Disability  during the  Employment  Period,  this  Agreement  shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. In addition, the Restricted Shares shall vest immediately. Accrued Obligations, Other Benefits and the Restricted Shares shall be paid or distributed to the Executive within 30 days of the Date of Termination. The Accrued Obligations shall be paid in a lump sum. With respect to the provision of Other Benefits, the term Other Benefits as utilized in this Section 5(c) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits as in effect at any time thereafter and the continued provision of Medical Benefits to the Executive and his current spouse and dependents (as defined in the CSX Medical Plan).

(d) Cause;  Other than for Good Reason.  If the Executive's  employment shall be
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terminated for Cause or the Executive  terminates  his  employment  without Good
Reason during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive (x) his Annual Base Salary through the Date of Termination, and (y) Other Benefits, in each case to the extent theretofore unpaid.

6. Non-exclusivity of Rights. Except as specifically  provided,  nothing in this
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Agreement  shall  prevent  or  limit  the   Executive's   continuing  or  future
participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor, subject to Section 10(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

7. Full Settlement.  The Company's  obligation to make the payments provided for
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in this Agreement and otherwise to perform its  obligations  hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

8.  Confidential  Information.  (a) The  Executive  shall  hold  in a  fiduciary
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capacity for the benefit of the Company all secret or confidential  information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

               (b) In the event of a breach or threatened breach of this Section 8, the Executive agrees that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction to remedy any such breach or threatened breach, the Executive acknowledges that damages would be inadequate and insufficient.

(c) Any termination of the Executive's employment or of this Agreement shall have no effect on the continuing operation of this Section 8.

9.  Successors.  (a)  This Agreement is personal to the Executive and without
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the prior written consent of the Company shall not be assignable by the
Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

10.  Miscellaneous.  (a) This Agreement shall be governed by and construed in
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accordance with the laws of the Commonwealth of Virginia, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

               (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Executive:

               John W. Snow
               home address

               If to the Company:

               CSX Corporation
               901 E. Cary Street
               Richmond, VA  23219
               Attention:  Corporate Secretary

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

(c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

(e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

(f) This Agreement does not supersede the Employment Agreement between the parties dated February 1, 1995 (the "Existing Agreement"), except to the extent that this Agreement and the Existing Agreement would provide duplicative benefits.

(g) The provisions of the 1987 Plan shall apply to the extent they are not inconsistent with the terms of this Agreement, in which case the terms of this Agreement shall be controlling.

               IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.



                                                   /s/JOHN W. SNOW
                                                   -----------------------------
                                                   JOHN W. SNOW


                                                   CSX CORPORATION


                                                   By:/s/MARK G. ARON
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